EXHIBIT 10.38
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                        UNIT PURCHASE AGREEMENT

                             by and among

                         U.S. TELESOURCE, INC.

                                 and

                       ANSCHUTZ DIGITAL MEDIA, INC.






                         Dated as of June 21, 2000


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                         UNIT PURCHASE AGREEMENT

     This UNIT PURCHASE AGREEMENT, dated as of June 21, 2000 (this "Agreement"), by and among U.S. Telesource, Inc., a Delaware corporation ("Purchaser"), and Anschutz Digital Media, Inc., a Colorado corporation ("Seller").

                                RECITALS

     A. Seller and Purchaser each own 50% (or 96,395,214) of the issued and outstanding Class A Units of Slingshot Networks, LLC, a Delaware limited liability company ("Slingshot").

     B. Seller desires to sell to Purchaser 48,197,607 Class A Units of Slingshot (the "Units"), and Purchaser desires to purchase the Units from Seller.

                                AGREEMENT

     NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                              DEFINITIONS AND TERMS

     Section 1.1 Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth or as referenced below:

     "Affiliate" shall mean, as to any Person (i) any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person, (ii) any corporation or organization (other than a Subsidiary of such Person) of which such Person is an officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities, (iii) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity, and (iv) any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person or who is a director or officer of such Person or any of its parents or Subsidiaries. The term "control" (including, with correlative meanings, the terms "controlled by" and "under common control with") as applied to any Person means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or other ownership interest, by contract or otherwise. Notwithstand-ing the foregoing, except as otherwise expressly provided, Purchaser and any of its Affiliates that would constitute Affiliates of Seller only by virtue of being Affiliates of Qwest Communications International Inc. shall be deemed not to be Affiliates of Seller for the purposes of this Agreement.

     "Agreement" shall have the meaning set forth in the introductory paragraph to this Agreement.

     "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banks in Denver, Colorado are authorized or obligated by law or executive order to close.

     "Class A Units" shall mean Class A units of membership interest in Slingshot.

     "Closing" shall have the meaning set forth in Section 3.1 hereof.

     "Closing Date" shall have the meaning set forth in Section 3.1 hereof.

     "Damages" shall have the meaning set forth in Section 8.2(a) hereof.

     "Existing Operating Agreement" shall mean the amended and restated limited liability company operating agreement of Slingshot as in effect on the date hereof.

     "Governmental Authority" shall mean any foreign, national, federal, state or local judicial, legislative, executive or governmental regulatory authority.

     "Liabilities" shall mean debts, liabilities, commitments, obligations, duties and responsibilities of any kind and description, whether absolute, accrued, contingent, monetary or nonmonetary, direct or indirect, matured or unmatured or of any other nature, including, but not limited to, liabilities on account of taxes, other governmental charges or lawsuits brought, whether or not of a kind required by generally accepted accounting principles to be set forth on a financial statement.

     "Liens" shall mean any lien, pledge, mortgage, security interest, lease, charge, option, right of first refusal, easement, servitude, transfer re-striction under any shareholder or similar agreement, or any other encumbrance of any nature whatsoever.

     "Note" shall have the meaning set forth in Section 2.2.

     "Person" shall mean an individual, a corporation, a partnership, limited liability company, an association, a trust or other entity or organization.

     "Purchase Price" shall have the meaning set forth in Section 2.2 hereof.

     "Purchaser" shall have the meaning set forth in the introductory paragraph to this Agreement.

     "Purchaser Indemnified Parties" shall mean Purchaser and its successors, assigns, Affiliates, agents and employees.

     "Restated Operating Agreement" shall mean the amended and restated limited liability company operating agreement of Slingshot to be executed on the Closing Date in the form attached hereto as Exhibit B.

     "Seller" shall have the meaning set forth in the introductory paragraph to this Agreement.

     "Seller Indemnified Parties" shall mean Seller and its successors, assigns, Affiliates, agents and employees.

     "Slingshot" shall have the meaning set forth in the first recital to this Agreement.

     "Subsidiary" shall mean, with respect to any Person, any corporation, partnership or other organization, whether incorporated or unincorporated, of which such Person or any other subsidiary of such person beneficially owns a majority of the voting or equity interests.

     "Taxes" shall mean all taxes, charges, fees, duties, levies, penalties or other assessments imposed by any Governmental Authority, including income, gross receipts, excise, property, sales, gain, use, license, capital stock, transfer, franchise, payroll, withholding, social security or other taxes, including any interest, penalties or additions attributable thereto.

     Section 1.2 Terms Generally. The definitions in Sections 1.1 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation" even if not followed actually by such phrase unless the context expressly provides otherwise. Unless otherwise expressly defined, terms defined in the Agreement shall have the same meanings when used in any Exhibit and terms defined in any Exhibit shall have the same meanings when used in the Agreement or in any other Exhibit. The words "herein," "hereof," "hereto" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement. The phrase "made available" in this Agreement shall mean that the information referred to has been made available by the party in question. The phrases "the date of this Agreement," "the date hereof" and terms of similar import, unless the context otherwise requires, shall be deemed to refer to the date set forth in the introductory paragraph of this Agreement. References to "dollars" or "$" in this Agreement shall mean United States dollars unless the context provides otherwise.

                                 ARTICLE II
                           PURCHASE AND SALE OF UNITS

     Section 2.1 Transfer of Units. On the Closing Date and subject to the terms and conditions set forth in this Agreement, the Seller will sell, convey, assign, transfer and deliver the Units to the Purchaser, free and clear of all Liens.

     Section 2.2 Purchase Price. Subject to this Article II, the total consideration (the "Purchase Price") to be paid by Purchaser to Seller for the Units shall be $48,197,607. Payment of $4,819,760.70 shall be made by the Purchaser by wire transfer payable to the order of Seller at Closing, with the balance of the Purchase Price in the amount of $43,377,846.30 being payable by the Purchaser to the Seller by means of a promissory note (the "Note") in the form attached hereto as Exhibit C.

                                  ARTICLE III
                                  THE CLOSING

     Section 3.1 Closing. The delivery of the Units pursuant to Section 2.1 and the payment of the Purchase Price pursuant to Section 2.2 (hereinafter called the "Closing") shall take place at 10:00 a.m. (Denver time) at the offices of Hogan & Hartson, 1200 17th Street, Suite 1500, Denver, Colorado, on June 21, 2000 or on such other date, time and place as may be mutually agreed upon by the parties hereto. The date on which the Closing occurs is referred to herein as the "Closing Date." Notwithstanding the foregoing or any other provision of this Agreement to the contrary, the parties hereto agree that the closing of the transactions contemplated herein shall be deemed to take effect at 12:01 a.m. (Denver time) on the Closing Date.

     Section 3.2 Closing Deliveries.

     (a) By Seller. At the Closing, Seller shall deliver or cause to be delivered to the Purchaser the following:

     (i) the certificate described in Section 7.2(c) here- of; and

     (ii) an executed copy of the Restated Operating Agreement.

     (b) By the Purchaser. At the Closing, Purchaser shall deliver or cause to be delivered to Seller:

     (i) the certificate described in Section 7.3(c) hereof;

     (ii) the cash portion of the Purchase Price;

     (iii) an executed copy of the Note; and

     (iiii) an executed copy of the Restated Operating Agreement.

                                   ARTICLE IV
                      REPRESENTATIONS AND WARRANTIES OF SELLER

     Seller represents and warrants to Purchaser as follows:

     Section 4.1 Organization; Authorization and Validity. Seller is a corporation organized under the laws of the State of Delaware. Seller is duly organized, validly existing and in good standing and has full power and authority to carry on its business as presently conducted. Seller has full corporate power and authority to enter into this Agreement and the other documents and instruments to be executed and delivered by it pursuant hereto and to carry out its obligations hereunder and thereunder. The execution, delivery and performance by Seller of this Agreement and the other documents and instruments to be executed and delivered by Seller pursuant hereto, and the consummation by Seller of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action and no other corporate act or proceeding on the part of Seller is necessary to authorize the execution and delivery by Seller of this Agreement or the other documents or instruments to be executed and delivered by Seller pursuant hereto, or the consummation by Seller of the transactions contemplated hereby or thereby. This Agreement and the other documents and instruments to be executed and delivered by Seller pursuant hereto have been duly and validly executed and delivered by Seller and, assuming this Agreement and the other documents and instruments to be executed and delivered by Seller pursuant hereto are the valid and binding obligations of such other Persons party hereto or thereto, constitutes a valid and binding obligation of Seller enforceable against Seller in accordance with its terms, except that (a) such enforcement may be subject to applicable bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors' rights generally, and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

     Section 4.2 No Conflict. Neither the execution, delivery or performance by Seller of this Agreement nor the consummation of the transactions contemplated hereby and compliance by Seller with any of the provisions hereof or thereof will (a) conflict with or result in any breach of any provision of the certificate of incorporation or bylaws of Seller, (b) require any consent, approval or notice under, violate or result in the violation of, conflict with or result in a breach of any provisions of, constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, result in the termination of, accelerate the performance required by or result in a right of termination or acceleration, result in the loss of a material benefit under or result in the creation of any Lien upon any of the properties or assets of Seller under any of the terms, conditions or provisions of any material contractual obligation of Seller or (c) violate any order, writ, injunction, decree, statute, rule or regulation of any Governmental Authority applicable to Seller or to which any of its properties or assets may be bound, except in such case as would not materially impair or delay Seller in the consummation of the transactions contemplated hereby.

     Section 4.3 Ownership of Units. The Units are owned by Seller free and clear of all Liens, other than any restrictions imposed by federal and state securities laws. Upon the consummation of the transactions contemplated hereby, Purchaser will acquire good title to the Units free and clear of all Liens, other than the restrictions on subsequent transfers imposed by federal and state securities laws.

     Section 4.4 Governmental Consents. No consent, order or authorization of, or registration, declaration or filing with, any Governmental Authority is required in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby by Seller.

     Section 4.5 Units. Except as set forth in the Existing Operating Agreement, there are no subscriptions, options, warrants, calls, rights, contracts, commitments, understandings, restrictions or arrangements relating to the issuance, sale, transfer or voting of the Units, including any rights of conversion or exchange under any outstanding securities or other instruments.

     Section 4.6 No Undisclosed Liabilities. To the knowledge of ADMI, Slingshot has no Liabilities that would be material to Slingshot taken as a whole, except for such Liabilities as (a) are reflected on Slingshot's balance sheetdated March 31, 2000 or (b) were incurred since March 31, 2000 in the ordinary course of business consistent with past practices and which individually and in the aggregate have not had and could not reasonably be expected to have a material adverse effect on the business and operations of Slingshot taken as a whole.

     Section 4.7 Absence of Certain Changes. To the knowledge of ADMI, since October 22, 1999 there have not been any developments or events which have had or could reasonably be expected, with the passage of time, to have, a material adverse effect on the business and operations of Slingshot taken as a whole.

     Section 4.8 Brokers, Finders, Etc. Seller has not employed and is not subject to the valid claim of, nor has Seller incurred any Liability that would be payable by Seller, for any brokerage, finder's or other fees or commissions of any broker, finder or other financial intermediary in connection with the transactions contemplated by this Agreement.

     Section 4.9 Other Information. No representations or warranty of Seller in this Agreement, nor any statement, certificate or other document furnished or to be furnished by Seller to Purchaser pursuant to this Agreement, contains any untrue statements or a material fact, or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                    ARTICLE V
                    REPRESENTATIONS AND WARRANTIES OF PURCHASER

     Purchaser hereby represents and warrants to Seller as follows:

     Section 5.1 Organization; Authorization and Validity. Purchaser is a corporation organized under the laws of the State of Delaware. Purchaser is duly organized, validly existing and in good standing and has full power and authority to carry on its business as presently conducted. Purchaser has full corporate power and authority to enter into this Agreement nd the other documents and instruments to be executed and delivered by it pursuant hereto and to carry out its obligations hereunder and thereunder. The execution, delivery and performance by Purchaser of this Agreement and the other documents and instruments to be executed and delivered by Purchaser pursuant hereto, and the consummation by Purchaser of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action and no other corporate act or proceeding on the part of Purchaser is necessary to authorize the execution and delivery by Purchaser of this Agreement or the other documents or instruments to be executed and delivered by Purchaser pursuant hereto, or the consummation by Purchaser of the transactions contemplated hereby or thereby. This Agreement and the other documents and instruments to be executed and delivered by Purchaser pursuant hereto have been duly and validly executed and delivered by Purchaser and, assuming this Agreement and the other documents and instruments to be executed and delivered by Purchasers pursuant hereto are the valid and binding obligations of such other Persons a party hereto or thereto, constitutes a valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms, except that (a) such enforcement may be subject to applicable bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors' rights generally, and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

     Section 5.2 No Conflict. Neither the execution, delivery or performance by Purchaser of this Agreement and the Note nor the consummation of the transactions contemplated hereby and compliance by Purchaser with any of the provisions hereof or thereof will (a) conflict with or result in any breach of any provision of the certificate of incorporation or bylaws of Purchaser, (b) require any consent, approval or notice under, violate or result in the violation of, conflict with or result in a breach of any provisions of, constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, result in the termination of, accelerate the performance required by or result in a right of termination or acceleration, result in the loss of a material benefit under or result in the creation of any Lien upon any of the properties or assets of Purchaser under any of the terms, conditions or provisions of any material contractual obligation of Purchaser or
(c) violate any order, writ, injunction, decree, statute, rule or regulation of any Governmental Authority applicable to Purchaser or to which any of its properties or assets may be bound, except in such case as would not materially impair or delay Purchaser in the consummation of the transactions contemplated hereby.

     Section 5.3 Governmental Consents. No consent order or authorization of, or registration, declaration or filing with, any Governmental Authority is required in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby by Purchaser.

     Section 5.4 Brokers, Finders, Etc. Purchaser has not employed, and is not subject to the valid claim of, nor has Purchaser incurred any liability that would be payable by Purchaser, for any brokerage, finder's or other fees or commissions of any broker, finder or other financial intermediary in connection with the transactions contemplated by this Agreement.

     Section 5.5 Other Information. No representations or warranty of Purchaser in this Agreement, nor any statement, certificate or other document furnished or to be furnished by Purchaser to Seller pursuant to this Agreement, contains any untrue statements or a material fact, or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     Section 5.6 Purchase for Investment. Purchaser is acquiring the Units for investment purposes and not with a view toward any resale or distribution thereof. Purchaser acknowledges that the securities to be acquired in accordance herewith have not been registered for the purpose of the transactions contemplated by this Agreement or otherwise under the Securities Act of 1933, as amended, or under any state securities laws. urchaser will not sell or otherwise distribute all or any portion of the securities acquired hereunder except in compliance with applicable laws relating to the sale or other distribution of securities.

                                  ARTICLE VI
                                 COVENANTS

     Section 6.1 Commercially Reasonable Efforts.

     (a) Upon the terms and subject to the conditions hereof, each of the parties hereto agrees to use commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     (b) In case at any time after the Closing Date any further action is necessary or desirable to carry out the purposes of this Agreement, the parties shall use their commercially reasonable efforts to take, or cause to be taken, all such necessary actions.

     Section 6.2 Filings and Consents. The parties hereto shall use all commercially reasonable efforts to obtain and to cooperate in obtaining any consent, approval, authorization or order of, and in making any registration or filing with, any Governmental Authority or other third party required in connection with the execution, delivery or performance of this Agreement and the other documents and instruments to be executed pursuant hereto.

     Section 6.3 Publicity. Without the prior consent of the other party hereto, which consent shall not be unreasonably withheld or delayed, neither of the parties hereto shall, nor shall any of them permit Affiliates which any of them control to, issue or cause the publication of any press release or other public statement or announcement with respect to this Agreement or the transactions contemplated hereby except as may be required by law or by obligations pursuant to any listing agreement with a national securities exchange. A party making any statement or announcement pursuant to the requirements of applicable law or the listing agreement of a national securities exchange shall provide a copy thereof to the other parties hereto to the extent possible prior to issuing such statement or announcement.

     Section 6.4 Expenses. Whether or not the transactions contemplated hereby are consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby will be paid by the party incurring such costs and expenses.

     Section 6.5 No Liens. Seller covenants and agrees that, except for actions taken to implement this Agreement and the transactions contemplated hereby or as consented to by Purchaser, from and after the date of this Agreement and until the Closing Date Seller will not sell, transfer, encumber, grant or make any commitment to grant, any Liens upon, or otherwise dispose of the Units.

     Section 6.6 Further Assurances. From and after the Closing Date, Seller and Purchaser shall promptly execute, acknowledge and deliver any other assurances or documents reasonably requested by another party hereto to permit such other party to satisfy its obligations hereunder or to evidence title, or to provide such other party with the benefits enumerated in this Agreement.

                               ARTICLE VII
                          CONDITIONS TO CLOSING

     Section 7.1 Conditions to the Obligations of Purchaser and Seller. The obligations of each party hereto are subject to the satisfaction (or waiver) at or prior to the Closing of the following conditions:

     (a) No Injunction or Litigation. No temporary restraining order, preliminary or permanent injunction or other order or decree which prevents the consummation of the transactions contemplated hereby shall have been issued and remain in effect, and no statute, rule or regulation shall have been enacted by any Governmental Authority which makes the consummation of the transactions contemplated hereby illegal. No litigation shall have been commenced and be continuing that seeks to prevent consummation of the transactions contemplated hereby or that seeks material damages from Purchaser, Seller or any of their Affiliates, in connection with the transactions contemplated hereby.

     (b) Consents. All consents, approvals, permits or authorizations required to be obtained, declarations or filings required to be made and waiting periods or terminations required to have occurred prior to the Closing from or with any Governmental Authority in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, shall have been obtained, made or occurred.

     Section 7.2 Conditions to the Obligations of Purchaser. The obligation of Purchaser to effect the Closing is subject to the satisfaction (or waiver by Purchaser) at or prior to the Closing, of the following conditions:

     (a) Representation and Warranties. The representations and warranties of Seller contained herein shall have been true and correct in all material respects when made and shall be true and correct in all material respects as of the Closing.

     (b) Covenants. Seller shall have performed in all respects the covenants and obligations required to be performed by it on or prior to the Closing.

     (c) Certificate. Seller shall have furnished Purchaser with a certificate dated the Closing Date, signed on its behalf by an authorized signatory of Seller, to the effect that the conditions set forth in Sections 7.2(a) and (b) have been satisfied.

     (d) Seller Deliveries. Seller shall have duly executed, if called for, and delivered to Purchaser each document, instrument and other writing required to be delivered by Seller pursuant to Section 3.2(a).

     Section 7.3  Conditions to the  Obligations  of Seller.  The  bligations of
Seller to effect the Closing is subject to the satisfaction (or waiver by Seller) on or prior to the Closing, of the following conditions:

     (a) Representations and Warranties. The representations and warranties of Purchaser contained herein shall have been true and correct in all material respects when made and shall be true and correct in all material respects as of the Closing.

     (b) Covenants. Purchaser shall have performed in all respects the covenants and obligations required to be performed by it at or prior to the Closing.

     (c) Certificate. Purchaser shall have furnished Seller with a certificate dated the Closing Date, signed on its behalf by an authorized signatory of Purchaser, to the effect that the conditions set forth in Sections 7.3(a) and
(b) have been satisfied.

     (d) Purchaser Deliveries. Purchaser shall have executed, if called for, and delivered to Seller each document, instrument and other writing required to be delivered by Purchaser pursuant to Section 3.2(b).

                                ARTICLE VIII
                        SURVIVAL AND INDEMNIFICATION

     Section 8.1 Survival of Representations and Warranties. Each of the representations and warranties made by Purchaser and Seller in this Agreement shall terminate on the date which is 12 months from the Closing Date; provided, however, that the representations and warranties set forth in Section 4.3 shall survive indefinitely. In the event notice of any claim for indemnification under
Section 8.2 or 8.3 hereof shall have been given within the applicable survival period, the representations and warranties that are the subject of such indemnification claim shall survive until such time as such claim is finally resolved. The covenants and agreements of the parties set forth in this Agreement and the indemnification obligations of the parties hereunder shall survive indefinitely except as expressly provided herein.

     Section 8.2 Indemnification by Seller.

     (a) Subject to the other provisions of this Article VIII, Seller shall indemnify, defend and hold harmless the Purchaser Indemnified Parties from and against any and all costs, expenses, losses, damages and liabilities (including reasonable attorneys' fees and expenses)("Damages") suffered by any of the Purchaser Indemnified Parties to the extent resulting from, arising out of, or incurred with respect to, or (in the case of claims asserted against any of the Purchaser Indemnified Parties by a third party) alleged to result from, arise out of or have been incurred with respect to, (i) any breach of or inaccuracy in any representation or warranty as of the date made or as of the Closing Date of Seller contained in this Agreement and (ii) any breach of any covenant of any of Seller contained in this Agreement.

     (b) In no event shall Seller be liable to the Purchaser Indemnified Parties with respect to any breaches of representations and warranties unless the aggregate Damages therefrom exceed $250,000, and then only to the extent the Damages exceed $250,000. In no event shall the aggregate liability of Seller for Damages resulting from breaches of the representations and warranties set forth in Article IV exceed $1,000,000; provided, however, that no such limitation shall apply to Damages incurred by Purchaser resulting from breaches by Seller of the representations set forth in Section 4.3.

     Section 8.3 Indemnification by Purchaser.

     (a) Subject to the other provisions of this Article VIII, Purchaser shall indemnify, defend and hold harmless the Seller Indemnified Parties from and against any and all Damages suffered by any of the Seller Indemnified Parties to the extent resulting from, arising out of, or incurred with respect to, or (in the case of claims asserted against any of the Seller Indemnified Parties by a third party) alleged to result from, arise out of or have been incurred with respect to, (i) any breach of or inaccuracy in any representation or warranty as of the date made or as of the Closing Date of Purchaser contained in this Agreement and (ii) any breach of any covenant of any of Purchaser contained in this Agreement.

     (b) In no event shall Purchaser be liable to the Seller Indemnified Parties with respect to any breaches of representations and warranties unless the aggregate Damages therefrom exceed $250,000, and then only to the extent the Damages exceed $250,000. In no event shall the aggregate liability of Purchaser for Damages resulting from breaches of the representations and warranties set forth in Article V exceed $1,000,000.

     Section 8.4 Notice and Resolution of Claim.

     (a) An indemnified party under this Agreement shall promptly give written notice to the indemnifying party after obtaining knowledge of any third party claim or litigation against the indemnified party as to which recovery may be sought against the indemnifying party because of the indemnity set forth in Sections 8.2 and 8.3, specifying in reasonable detail the claim or litigation and the basis for indemnification; provided, however, that the failure of the indemnified party promptly to notify the indemnifying party of any such matter shall not release the indemnifying party, in whole or in part, from its obligations under this Article VIII except to the extent the indemnified party's failure to so notify in breach of this Section 8.4(a) materially prejudices the indemnifying party's ability to defend against such third party claim or litigation. The indemnified party shall permit the indemnifying party to assume the defense of any such claim, litigation or any litigation resulting from such third party claim.

     (b) If the indemnifying party assumes the defense of any such third party claim or litigation, the obligations of the indemnifying party under this Agreement shall include taking all steps necessary in the investigation, defense or settlement of such claim or litigation (including the retention of legal counsel) and holding the indemnified party harmless from and against any and all losses caused by or arising out of any settlement approved by the indemnifying party or any judgment in connection with such claim or litigation. The indemnifying party shall not, in the defense of such claim or litigation, consent to entry of any judgment (except with the written consent of the indemnified party) or enter into any settlement (except with the written consent of the indemnified party): (i) that does not include as an unconditional term thereof the giving by the claimant or the plaintiff to the indemnified party a complete release from, all liability in respect of such claim or litigation, or
(ii) the effect of which is to permit any injunction, declaratory judgment, other order or other equitable relief to be entered, directly or indirectly, against any indemnified party. The indemnifying party shall permit the indemnified party to participate in such defense or settlement through counsel chosen by the indemnified party, with the fees and expenses of such counsel borne by the indemnified party.

     (c) Failure by the indemnifying party to notify the indemnified party of its election to assume the defense of any such claim or litigation by a third party within 30 days after notice thereof has been given to the indemnifying party shall be deemed a waiver by the indemnifying party of its right to assume the defense of such claim or litigation. If the indemnifying party does not assume the defense of such claim or litigation by a third party, the indemnified party may defend or settle such clam or litigation in such matter as the indemnified party may deem appropriate and may settle such claim or litigation on such terms as it may deem appropriate.

                                 ARTICLE IX
                                 TERMINATION

     Section 9.1 Termination. This Agreement may be terminated at any time prior to Closing:

     (a) by written agreement of Purchaser and Seller;

     (b) by Seller or Purchaser, by giving written notice of such termination to the other party, if the Closing shall not have occurred on or prior to June 21, 2000; provided, however, that the right to terminate this Agreement under this
Section 9.1(b) shall not be available to any party whose failure to perform any material covenant or obligation under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such date;

     (c) by either Purchaser or Seller by giving written notice of termination to the other party, if there shall have been a material breach of any of the covenants or agreements or any of the representations or warranties set forth in this Agreement on the part of the other party, which breach is not cured within 10 days following written notice given by the terminating party to the party committing such breach, or which breach, by its nature, cannot be cured prior to the Closing; provided, however, that the right to terminate this Agreement under this Section 9.1 shall not be available if at the time the terminating party is in material breach of any representation, warranty, covenant or other agreement contained herein; or

     (d) by either Purchaser or Seller by written notice of termination to the other party if any Governmental Authority of competent jurisdiction shall have issued any statute, rule, regulation, order, decree or injunction or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, and such statute, rule, regulation, order, decree or injunction or other action shall have become final.

     Section 9.2 Effect of Termination. In the event of the termination of this Agreement in accordance with Section 9.1 hereof, this Agreement shall thereafter become void and have no effect, and no party thereto shall have any liability to any other party hereto or any of its respective Affiliates, officers or employees, except for the obligations of the parties hereto contained in this
Section 9.2 and in Sections 10.1, 10.5, 10.6 and 10.8 hereof, and provided that nothing contained in this Section 9.2 shall relieve any party from liability for a breach of any provision of this Agreement.

                                 ARTICLE X
                               MISCELLANEOUS

     Section 10.1 Notices. All notices or other communications hereunder shall be deemed to have been duly given and made if in writing and if served by personal delivery upon the party for whom it is intended, if delivered by registered or certified mail, return receipt requested, or by a national courier service, or if sent by facsimile, provided, however, that the facsimile is promptly followed by telephone confirmation thereof to the appropriate person at the address set forth below, or at such other address as may be designated in writing hereafter, in the same manner, by such person.

                  To Seller:

                           Anschutz Digital Media, Inc.
                           555 17th Street, Suite 2400
                           Denver, Colorado 80202
                           Telephone: (303) 298-1000
                           Facsimile: (303) 298-8881
                           Attention: Craig Slater

                  with a copy to:

                           Hogan & Hartson L.L.P.
                           One Tabor Center
                           1200 17th Street, Suite 1500
                           Denver, Colorado 80202
                           Telephone: (303) 899-7300
                           Facsimile: (303) 899-7333
                           Attention: Steven A. Cohen

                  To Purchaser:

                           U.S. Telesource, Inc.
                           700 Qwest Tower
                           555 17th Street
                           Denver, Colorado 80202
                           Telephone: (303) 992-1400
                           Facsimile: (303) 992-1203
                           Attention: Marc Weisberg

                  with a copy to:

                           O'Melveny & Myers LLP
                           1999 Avenue of the Stars
                           Los Angeles, California  90067
                           Telephone:  (310) 246-6727
                           Facsimile:  (310) 246-6779
                           Attention:  Steven Grossman

     Any such notice shall be deemed delivered (a) on the date delivered if by personal delivery, (b) on the date upon which the return receipt is signed or delivery is refused or the notice is designed by the postal authorities as a not deliverable, as the case may be, if mailed by registered or certified mail, (c) on the next succeeding business day if sent by national courier service, or (d) on the date telecommunicated if by telecopier if confirmed by telephone confirmation.

     Section 10.2 Amendment, Waiver. Any provision of this Agreement may be amended or waived if, and only if such amendment or waiver is in writing and signed, in the case of an amendment, by Purchaser and Seller, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     Section 10.3 Assignment. No party to this Agreement may assign any of its rights or obligations under this Agreement without the prior written consent of the other parties hereto; provided that any party may assign any of its rights and obligations hereunder in whole or in part to any of its respective Affiliates.

     Section 10.4 Entire Agreement. This Agreement (including all Exhibits hereto) contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and under-standings, oral or written, with respect to such matters.

     Section 10.5 Parties in Interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer upon any Person other than Purchaser, Seller or their successors or permitted assigns, any rights or remedies under or by reason of this Agreement.

     Section 10.6 Expense. All costs and expenses incurred by Purchaser in connection with this Agreement and the transactions contemplated hereby, shall be borne by Purchaser and all costs and expenses incurred by Seller in connection with this Agreement and the transactions contemplated hereby shall be borne by Seller.

     Section 10.7 Governing Law; Jurisdiction; Service of Process. This Agreement shall be governed by the laws of the State of Colorado, its rules of conflict of laws notwithstanding. Purchaser and Seller hereby agree and consent to be subject to the non-exclusive jurisdiction of the federal and state courts of the State of Colorado in any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby. Each party hereby irrevocably consents to the service of any and all process in any such suit, action or proceeding by the delivery of such process to such party at the address and in the manner provided in Section 10.1.

     Section 10.8 Specific Performance. The parties hereto agree that if any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, irreparable damage would occur, no adequate remedy at law would exist and damages would be difficult to determine, and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

     Section 10.9 Transfer and Similar Taxes. Notwithstanding any other provision of this Agreement to the contrary, Purchaser and Seller shall each pay when due 50% of all sales, property, use, privilege, transfer, documentary, gains, stamp, duties, recording and similar Taxes and fees (including any penalties, interest or additions) imposed upon any party incurred in connection with the transactions contemplated by this Agreement.

     Section 10.10 Headings. The heading references herein and in the table of contents hereto are for convenience purposes only, do not constitute a part of this Agreement, and shall not be deemed to limit or affect any of the provisions hereof.

                          [Signature page follows]



                              Signature Page

                                SIGNATURES

     IN WITNESS WHEREOF, the parties have executed or caused this Agreement to be executed as of the date first written above.

                                      U.S. TELESOURCE, INC.



                                 By:  /s/  Marc B. Weisberg
                               Name:  Marc B. Weisberg
                              Title:  President and Chief Executive Officer


                                       ANSCHUTZ DIGITAL MEDIA, INC.



                                 By:  /s/  Craig D. Slater
                               Name:  Craig D. Slater
                              Title:  Vice President



                                 TABLE OF CONTENTS


Title                                                                           Page

ARTICLE I              DEFINITIONS AND TERMS......................................1
      Section 1.1      Certain Definitions........................................1
      Section 1.2      Terms Generally............................................3
ARTICLE II             PURCHASE AND SALE OF UNITS.................................3
      Section 2.1      Transfer of Units..........................................3
      Section 2.2      Purchase Price.............................................3
ARTICLE III            THE CLOSING................................................4
      Section 3.1      Closing....................................................4
      Section 3.2      Closing Deliveries.........................................4
ARTICLE IV             REPRESENTATIONS AND WARRANTIES OF SELLER...................4
      Section 4.1      Organization; Authorization and Validity...................4
      Section 4.2      No Conflict................................................5
      Section 4.3      Ownership of Shares........................................5
      Section 4.4      Governmental Consents......................................5
      Section 4.5      Units......................................................5
      Section 4.5      Units......................................................6
      Section 4.6      Brokers, Finders, Etc......................................6
      Section 4.7      Other Information..........................................6
ARTICLE V              REPRESENTATIONS AND WARRANTIES OF PURCHASER................6
      Section 5.1      Organization; Authorization and Validity...................6
      Section 5.2      No Conflict................................................7
      Section 5.3      Governmental Consents......................................7
      Section 5.4      Brokers, Finders, Etc......................................7
      Section 5.5      Other Information..........................................7
      Section 5.6      Purchase for Investment....................................7
ARTICLE VI             COVENANTS..................................................8
      Section 6.1      Commercially Reasonable Efforts............................8
      Section 6.2      Filings and Consents.......................................8
      Section 6.3      Publicity..................................................8
      Section 6.4      Expenses...................................................8
      Section 6.5      No Liens...................................................8
      Section 6.6      Further Assurances.........................................8
ARTICLE VII            CONDITIONS TO CLOSING......................................9
      Section 7.1      Conditions to the Obligations of Purchaser and Seller......9
      Section 7.2      Conditions to the Obligations of Purchaser.................9
      Section 7.3      Conditions to the Obligations of Seller....................9
ARTICLE VIII           SURVIVAL AND INDEMNIFICATION..............................10
      Section 8.1      Survival of Representations and Warranties................10
      Section 8.2      Indemnification by Seller.................................10
      Section 8.3      Indemnification by Purchaser..............................11
      Section 8.4      Notice and Resolution of Claim............................11
ARTICLE IX             TERMINATION...............................................12
      Section 9.1      Termination...............................................12
      Section 9.2      Effect of Termination.....................................12
ARTICLE X              MISCELLANEOUS.............................................13
      Section 10.1     Notices...................................................13
      Section 10.2     Amendment, Waiver.........................................14
      Section 10.3     Assignment................................................14
      Section 10.4     Entire Agreement..........................................14
      Section 10.5     Parties in Interest.......................................14
      Section 10.6     Expense...................................................14
      Section 10.7     Governing Law; Jurisdiction; Service of Process...........15
      Section 10.8     Specific Performance......................................15
      Section 10.9     Transfer and Similar Taxes................................15
      Section 10.10    Headings..................................................15


                                  EXHIBIT LIST

Exhibit A:........Restated Operating Agreement

Exhibit B:........Promissory Note




                                   [EXHIBIT A
                           RESTATED OPERATING AGREEMENT]




                                   EXHIBIT B

                                 PROMISSORY NOTE






                                  PROMISSORY NOTE



$43,377,846.30                                            Date:  June 21, 2000



     FOR VALUE RECEIVED, the undersigned U.S. Telesource, Inc., a Delaware corporation, promises to pay to the order of Anschutz Digital Media, Inc. (together with its registered assigns, "Holder") at Denver, Colorado (or such other place as the Holder may designate in writing to the undersigned) the principal sum of FORTY-THREE MILLION THREE HUNDRED AND SEVENTY-SEVEN THOUSAND EIGHT HUNDRED AND FORTY-SIX DOLLARS AND THIRTY CENTS ($43,377,846.30) on December 21, 2000 (the "Payment Date"), together with interest on the unpaid principal balance hereof, computed on the basis of a 360-day year of twelve 30-day months for the actual number of days elapsed, (1) at the rate of 8% per annum from the date hereof until the principal amount hereof shall have become due and payable, and (2) to the extent permitted by law, in the event the Payment Date occurs subsequent to December 21, 2000, until such time as the principal and any accrued interest hereon is paid in full at a rate per annum equal to 5% over the rate of interest published in the Wall Street Journal from time to time as the "base" or "prime" rate. This is the Note referred to in the Unit Purchase Agreement, dated as of June 21, 2000, among the undersigned and Anschutz Digital Media, Inc., a Colorado corporation.

     This Note is subject to the terms and conditions of, and entitled to the benefits of the Unit Purchase Agreement. Capitalized terms not defined herein shall have the meanings given in the Unit Purchase Agreement.

     No delay or failure on the part of the Holder in the exercise of any right or remedy hereunder, under the Unit Purchase Agreement or at law or in equity, shall operate as a waiver thereof, and no single or partial exercise by the Holder of any right or remedy hereunder, under the Unit Purchase Agreement or at law or in equity shall preclude or estop another or further exercise thereof or the exercise of any other right or remedy. Principal and interest on this Note shall be payable and paid in lawful money of the United States of America.

     The undersigned and all endorsers waive presentment, notice of dishonor and protest.

     Time is of the essence of this Note and, in case this Note is collected by law or through an attorney at law, or under advice therefrom, the undersigned agree to pay all costs of collection, including reasonable attorneys'fees.

     The provisions of this Note shall be construed and interpreted and all rights and obligations of the parties hereunder determined in accordance with the laws of the State of Colorado.


     IN WITNESS WHEREOF, the undersigned has caused this Note to be executed and delivered in Denver, Colorado, in its corporate name, by and through its duly authorized officers, as of the day and year first above written.

                             U.S. TELESOURCE, INC.



                               By:  /s/  Marc B. Weisberg
                             Name:  Marc B. Weisberg
                            Title:  President and Chief Executive Officer



                           Attest:  /s/  Peter Hutchinson
                             Name:  Peter Hutchinson
                            Title:  Senior Director


     By its signature below, Qwest Communications International Inc., a Delaware corporation and through a wholly owned subsidiary the indirect owner of all of the outstanding capital stock of U.S. Telesource, Inc., hereby guarantees the payment and performance of this Note without further presentment, demand or other notification or obligation on the part of the Holder hereof in the event the Notes is not fully paid (including principal and all interest thereon) by December 21, 2000.

                             QWEST COMMUNICATIONS INTERNATIONAL INC.



                               By:  /s/  Drake S. Tempest
                             Name:  Drake S. Tempest
                            Title:  Executive Vice President and General Counsel



                           Attest:  /s/  Peter Hutchinson
                             Name:  Peter Hutchinson
                            Title:  Senior Director